Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) dated as of March 19, 2012, is among Willbros United States Holdings, Inc., a Delaware corporation (the “Borrower”), and lenders party to the Credit Agreement (as defined below) that are party hereto.

PRELIMINARY STATEMENTS

A. The Borrower, Willbros Group, Inc., a Delaware corporation (the “Parent”), certain subsidiaries of the Parent party thereto, the lenders from time to time party thereto (the “Lenders”), Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent, and Issuing Bank, UBS Securities LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents, are parties to the Credit Agreement dated as of June 30, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2011, the “Credit Agreement”).

B. The Borrower has advised the Lenders of a proposed settlement agreement in respect of the Nigerian Litigation (as defined in the Credit Agreement) providing for, among other things, certain non-recurring settlement payments by Willbros Global Holdings, Inc. (“WGHI”), a subsidiary of the Parent.

C. The parties wish to enter into this Amendment to amend certain terms and provisions of the Credit Agreement in order to permit the entry by WGHI into such proposed settlement agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms, which shall be inserted in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of March 19, 2012, among the Borrower and the lenders thereto.

“WAPCo Settlement” means the settlement agreement between the Parent or one or more of its Subsidiaries and WAPCo relating to the Nigerian Litigation, on the principal monetary settlement terms substantially similar to those outlined in the Lender Presentation dated March 12, 2012 delivered to the Lenders in connection with Amendment No. 2, representing the final, binding agreement by the parties thereto with respect to the resolution of the pending case relating to the Nigerian Litigation and providing for a stay of all further proceedings in such case (other than any such proceedings to enforce the terms of such settlement agreement).

2.02 Amendment to Section 6.19. Section 6.19 of the Credit Agreement is hereby amended to insert the following proviso at the end thereof:

; provided that this Section 6.19 shall be of no further force or effect (and shall be deemed deleted in its entirety), and all references to this Section 6.19 in this Agreement shall be deemed deleted, following the execution and delivery of the WAPCo Settlement by the parties thereto (and the Parent shall promptly inform the Administrative Agent of such execution and delivery pursuant to Section 5.07(b) of this Agreement (it being agreed that the Parent’s issuance of a press release or filing of a Current Report on Form 8-K pursuant to the Exchange Act with respect thereto shall constitute compliance with the requirements of such Section)).

2.03 Amendment to Exhibit B. Exhibit B to the Credit Agreement shall be automatically amended to delete the calculations for Section 6.19 when Section 6.19 has been deleted in accordance with its terms as amended by this Amendment.

ARTICLE III

CONDITIONS PRECEDENT

This Amendment shall become effective as of December 31, 2011 (the date of effectiveness thereof, the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received this Amendment duly executed by the Borrower and the Majority Lenders.

(b) Payment of Fees and Expenses. The Borrower shall have paid in immediately available funds to the Administrative Agent (i) for the ratable benefit of each Lender (other than the Defaulting Lenders, if any) that shall have executed and delivered to the Administrative Agent this Amendment by 5:00 p.m. (Central Time) on March 19, 2012, an amendment fee equal to 10 basis points on the amount of such Lender’s Revolving Commitment and aggregate outstanding Term Loans as of such date and (ii) for its own account, all fees and all reasonable documented out-of-pocket costs and expenses (including reasonable documented legal fees of the Administrative Agent which have been invoiced on or before the Effective Date) in accordance with the Credit Agreement and in connection with the preparation, execution and delivery of this Amendment.

ARTICLE IV

NO WAIVER

Except for the amendments to the Credit Agreement set forth in this Amendment and the other agreements set forth herein, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any of them.

ARTICLE V

ACKNOWLEDGMENTS, RATIFICATIONS AND REPRESENTATIONS AND

WARRANTIES

5.01 Acknowledgements and Ratifications. The Borrower acknowledges that on and as of the Effective Date all Obligations in effect on such date are payable without defense, offset, counterclaim or recoupment. The Borrower reaffirms its liabilities and obligations under the Credit Agreement, as amended hereby, and acknowledges and agrees that such liabilities and obligations are not impaired in any respect by this Amendment. The Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and will not violate the applicable organization or governing documents of the Borrower;

(b) after giving effect to this Amendment, the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Effective Date as though made on and as of each such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date; and

(c) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing.

5.03 Notice Pursuant to Section 5.07(b). The Administrative Agent and the Lenders acknowledge that this Amendment shall constitute effective notice, by the Borrower on behalf of the Parent, of the WAPCo Settlement for purposes of Section 5.07(b) of the Credit Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

6.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

6.06 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.07 Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank. Signatures on following pages.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

BORROWER:

WILLBROS UNITED STATES HOLDINGS, INC.

By:	/s/ Van Welch
Name:	Van Welch
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: IDEO

By:	/s/ Richard Taylor
Name:	Richard Taylor
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: CREDIT SUISSE AG. CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

For any Lender requiring a second signature block:

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Amegy Bank of Texas

By:	/s/ Jennifer Keen
Name:	Jennifer Keen
Title:	Assistant Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Capital One, N.A.

By:	/s/ Bobby Hamilton
Name:	Bobby Hamilton
Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Kingsland I, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Kingsland II, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Kingsland III, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Kingsland IV Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Kingsland V Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Nationwide Defined Benefit Master Trust

By:	/s/ Ronald R. Serpico
Name:	Ronald R. Serpico
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Nationwide Mutual Insurance Company

By:	/s/ Ronald R. Serpico
Name:	Ronald R. Serpico
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc., as Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Confluent 3 Limited.

By:	INVESCO Senior Secured Management, Inc., as Investment Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc., as Investment Advisor

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Invesco Floating Rate Fund

By:	INVESCO Senior Secured Management, Inc., as Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: HUDSON CANYON FUNDING II, LTD

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney-in-Fact

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: LIMEROCK CLO I

By:	INVESCO Senior Secured Management, Inc., as Investment Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: MOSELLE CLO S.A.

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: Morgan Stanley Investment Management Croton, Ltd.

By:	Invesco Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: NAUTIQUE FUNDING LTD.

By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: MSIM Peconic Bay, Ltd.

By:	Invesco Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: Qualcomm Global Trading, Inc.

By:	Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc., as Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: Invesco Van Kampen Senior Income Trust

By:	Invesco Senior Secured Management, Inc., as Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: Invesco Van Kampen Senior Loan Fund

By:	INVESCO Senior Secured Management, Inc., as Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc., As Portfolio Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: Invesco Zodiac Funds – Invesco US Senior Loan Fund

By:	Invesco Management S.A., As Investment Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender: GREYROCK CDO LTD.,

By:	Aladdin Capital Management, LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: LANDMARK VII CDO LTD

By:	Aladdin Capital Management, LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: LANDMARK VI CDO LTD

By:	Aladdin Capital Management, LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: LANDMARK V CDO LTD

By:	Aladdin Capital Management, LLC, as Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: AllianceBernstein Institutional Investments - High Yield Loan Portfolio

By:	AllianceBernstein L.P.

By:	/s/ Michael E. Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: AllianceBernstein High Income Fund

By:	AllianceBernstein L.P.

By:	/s/ Michael E. Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: ABCLO 2007-1, Ltd.

By:	AllianceBernstein L.P.

By:	/s/ Michael E. Sohr
Name:	Michael Sohr
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:

By:	/s/ Russell F. Bryant
Name:	Russell F. Bryant
Title:	Chief Financial Officer Quadrant Capital Advisors, Inc. Investment Advisor to Pontus Trust

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Redwood Opportunity Master Fund, Ltd.

By:	/s/ Jonathan [illegible]
Name:	Jonathan [illegible]
Title:	Managing Member

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Redwood Master Fund, Ltd

By:	Redwood Capital Management, LLC Its Investment Manager

By:	/s/ Jonathan [illegible]
Name:	Jonathan Kolatch
Title:	Managing Member

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Trust Company of the West, As trustee of TCW Capital Trust

By:	/s/ Melissa V. Weiler
Name:	Melissa V. Weiler
Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: BELL ATLANTIC MASTER TRUST

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Crescent Senior Secured Floating Rate Loan Fund, LLC

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: FARAKER INVESTMENT PTE LTD.

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: FIRST 2004-I CLO, LTD.

By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: FIRST 2004-II CLO, LTD.

By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: ILLINOIS STATE BOARD OF INVESTMENT

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: MAC CAPITAL, LTD.

By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: MOMENTUM CAPITAL FUND, LTD.

By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: RGA REINSURANCE COMPANY

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: TCW SENIOR SECURED LOAN FUND, LP

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: VITESSE CLO LTD.

By:	TCW-WLA JV VENTURE LLC, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: WEST BEND MUTUAL INSURANCE COMPANY

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name:	Gil Tollinchi
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: LANDMARK IX CDO LTD.

By:	Aladdin Capital Management LLC, As Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: LANDMARK VIII CDO LTD

By:	Aladdin Capital Management LLC, As Lender

By:	/s/ William Lowry
Name:	William Lowry
Title:	Designated Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Green Island CBNA Loan Funding LLC

By:	Citibank, N.A.

By:	/s/ Emily Chong
Name:	Emily Chong
Title:	Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: UBS Loan Finance LLC

By:	/s/ Irja R. Osta
Name:	Irja R. Osta
Title:	Associate Director Banking Products Services US

For any Lender requiring a second signature block:

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services US

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Onex Senior Credit Fund, L.P.

By:	ONEX Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Onex Debt Opportunity Fund, Ltd.

By:	ONEX Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: OCP Investment Trust

By:	ONEX Credit Partners, LLC, its manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Onex Senior Credit II, LP

By:	ONEX Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: OCP Credit Trust

By:	ONEX Credit Partners I, LLC, its manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Consumer Program Administrator’s, Inc.

By:	ONEX Credit Partners its investment adviser

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR CORPORATE CREDIT PARTNERS L.P.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR DEBT INVESTORS II (2006) (IRELAND) L.P.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2005-1, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2005-2, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2006-1, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2007-1, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2007-A, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: MARYLAND STATE RETIREMENT AND PENSION SYSTEM

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: ACE TEMPEST REINSURANCE LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: KKR FINANCIAL CLO 2011-1, LTD.

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund

	By:	Hartford Investment Management Company, its Sub-advisor

By:	/s/ Francesco Ossino
Name:	Francesco Ossino
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate High Income Fund

	By:	Hartford Investment Management Company, its Sub-advisor

By:	/s/ Francesco Ossino
Name:	Francesco Ossino
Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: EDISON I LOAN FUNDING LLC

By:	/s/ Emily Chong
Name:	Emily Chong
Title:	Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: CONTINENTAL CASUALTY COMPANY

By:	/s/ Edward J. Lavin
Name:	Edward J. Lavin
Title:	Assistant Vice President

For any Lender requiring a second signature block:

By:	N/A
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: UBS AG, Stamford Branch

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

For any Lender requiring a second signature block:

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: CANARAS SUMMIT CLO LTD.

By:	Canaras Capital Management LLC As Sub-Investment Adviser

By:	/s/ Richard J. Vratanina
Name:	Richard J. Vratanina
Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: The Bank of Nova Scotia

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Natixis, New York Branch

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

For any Lender requiring a second signature block:

By:	/s/ Kenyatta B. Gibbs
Name:	Kenyatta B. Gibbs
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement